Exhibit 10.4

GUARANTY  AGREEMENT

THIS  GUARANTY  AGREEMENT  (this  "Guaranty")  is  made  as  of  September  26, 2017,  by  POWIN  CANADA  B.C.  LTD,  a  corporation  incorporated  under  the  laws  of  the province  of  British  Columbia  ("Guarantor"),  in  favor  of  BROOKFIELD  BRP  HOLDINGS (CANADA)  INC.,  a  corporation  formed  under  the  laws  of  Ontario  (together  with  its  successors and  assigns,  "Lender").

RECITALS

A.          Lender  is  making  a  loan  in  the  principal  sum  of  Cdn$5,500,000.00  (the  "Loan")  to Powin  Energy  Ontario  Storage  II,  LP,  a  limited  partnership  formed  under  the  laws  of  the province  Ontario  ("Borrower"),  on  or  about  the  date  of  this  Guaranty.

B.           Guarantor  is  the  sole  limited  partner  of  Borrower  and  the  sole  shareholder  in Powin  Energy  Storage  2,  Inc.,  a  corporation  incorporated  under  the  laws  of  the  province  of British  Columbia,  the  general  partner  of  Borrower.    As  such,  Guarantor  has  a  significant financial  interest  in  Lender's  making  of  the  Loan  to  Borrower,  and  will  realize  significant financial  benefit  from  the  Loan.

C.          The  Loan  is  evidenced  by  a  Term  Loan  Agreement  of  even  date  herewith  (the "Loan  Agreement")  between  Borrower  and  Lender  and  a  Promissory  Note  of  even  date  herewith (the  "Note")  in  the  principal  amount  of  the  Loan  from  Borrower  to  Lender,  and  is  secured  in  part by  a  Leasehold  Debenture  of  even  date  herewith  (the  "Mortgage")  granted  by  Borrower  to Lender  and  encumbering  Borrower's  interest  in  certain  property  located  in  the  province  of Ontario  as  more  fully  described  therein  (the  real  estate,  together  with  all  improvements  thereon and  personal  property  associated  therewith,  is  hereinafter  collectively  called  the  "Mortgaged Property"),  and  a  General  Security  Agreement  of  even  date  herewith  (the  "Security  Agreement") made  by  Guarantor  for  the  benefit  of  Lender.   The  Loan  Agreement,  Note,  Mortgage,  Security Agreement,  and  all  other  documents  and  instruments  existing  now  or  after  the  date  hereof  that evidence,  secure  or  otherwise  relate  to  the  Loan,  including  this  Guaranty,  any  assignments  of leases  and  rents,  other  assignments,  security  agreements,  financing  statements,  other  guaranties, indemnity  agreements (including  environmental  indemnity  agreements),  letters  of  credit,  or escrow/holdback  or  similar  agreements  or  arrangements,  together  with  all  amendments, modifications,  substitutions  or  replacements  thereof,  are  sometimes  herein  collectively  referred to  as  the  "Loan  Documents."

D.          It  is  a  condition  precedent  to  the  obligation  of  Lender  to  advance  the  proceeds  of the  Loan  that  Guarantor  execute  and  deliver  to  Lender  this  Guaranty  of  the  payment  and performance  of  Borrower's  obligations  under  the  Loan  Documents,  on  the  terms  and  subject  to the  limitations  and  conditions  set  forth  herein.

AGREEMENT

In  consideration  of  Lender's  agreement  to  make  the  Loan  to  Borrower  and  other  good and  valuable  consideration,  the  receipt  and  legal  sufficiency  of  which  is  hereby  acknowledged, Guarantor  hereby  states  and  agrees  as  follows:

1.        Guaranty  of  Obligations.

a.           Guarantor  hereby  absolutely  and  unconditionally  guarantees  full  and punctual  payment  and  performance  when  due  of  each  and  every  one  of  Borrower's  obligations under  the  Loan  Documents,  including,  without  limitation,  payment  of  interest  thereon  at  the Interest  Rate  or  the  Default  Rate,  as  applicable,  and  payment  of  all  expenses,  including attorneys'  fees,  incurred  by  Lender  in  connection  with  the  enforcement  of  any  of  Lender's  rights under  this  Guaranty  and  the  other  Loan  Documents  (collectively,  the  "Guaranteed  Obligations").

b.          Upon  the  request  of  Lender,  Guarantor  shall  immediately  pay  or  perform the  Guaranteed  Obligations  when  they  or  any  of  them  become  due  or  are  to  be  paid  or  performed under  the  term  of  any  of  the  Loan  Documents.   Any  amounts  received  by  Lender  from  any sources  and  applied  by  Lender  towards  the  payment  of  the  Guaranteed  Obligations  shall  be applied  in  such  order  of  application  as  Lender  may  from  time  to  time  elect.   All  Guaranteed Obligations  shall  conclusively  be  presumed  to  have  been  created,  extended,  contracted,  or incurred  by  Lender  in  reliance  upon  this  Guaranty  and  all  dealings  between  Borrower  and  Lender shall  likewise  be  presumed  to  be  in  reliance  upon  this  Guaranty.

2.        Additional  Advances,  Renewals,  Extensions  and  Releases.  Guarantor hereby agrees  and  consents  that,  without  notice  to  or  further  consent  by Guarantor,  Lender  may  make additional  advances  with  respect  to  the  Loan,  the  Project,  the  Mortgaged  Property  or  the  other Collateral,  and  the  obligations  of  Borrower  or  any  other  party  in  connection  with  the  Loan  may be  renewed,  extended,  modified,  accelerated  or  released  by  Lender  as  Lender  may  deem advisable,  and  any  collateral  the  Lender  may  hold  or  in  which  the  Lender  may  have  an  interest may  be  exchanged,  sold,  released  or  surrendered  by  it,  as  it  may  deem  advisable,  without impairing  or  affecting  the  obligations  of  Guarantor  hereunder  in  any  way  whatsoever.

3.        Waivers.

a.          Guarantor  hereby  waives  each  of  the  following: (i)  any  and  all  notice  of the  acceptance  of  this  Guaranty  or  of  the  creation,  renewal  or  accrual  of  any  Guaranteed Obligations  or  the  Debt,  present  or  future  (including  any  additional  advances  made  by  Lender under  the  Loan  Documents);  (ii)  the  reliance  of  Lender  upon  this  Guaranty;  (iii)  notice  of  the existence  or  creation  of  any  Loan  Document  or  of  any  of  the  Guaranteed  Obligations; (iv)  protest,  presentment,  demand  for  payment,  notice  of  default  or  nonpayment,  notice  of dishonor  to  or  upon  Guarantor,  Borrower  or  any  other  party  liable  for  any  of  the  Guaranteed Obligations;  (v)  any  and  all  other  notices  or  formalities  to  which  Guarantor  may  otherwise  be entitled,  including  notice  of  Lender's  granting  the  Borrower  any  indulgences  or  extensions  of time  on  the  payment  of  any  Guaranteed  Obligations;  and  (vi)  promptness  in  making  any  claim  or demand  hereunder.

b.          No  delay  or  failure  on  the  part  of  Lender  in  the  exercise  of  any  right  or remedy  against  either  Borrower  or  Guarantor  shall  operate  as  a  waiver  thereof,  and  no  single  or partial  exercise  by  Lender  of  any  right  or  remedy  herein  shall  preclude  other  or  further  exercise thereof  or  of  any  other  right  or  remedy  whether  contained  herein  or  in  the  Note  or  any  of  the other  Loan  Documents.   No  action  of  Lender  permitted  hereunder  shall  in  any  way  impair  or affect  this  Guaranty.

c.          Guarantor  acknowledges  and  agrees  that  Guarantor  shall  be  and  remain absolutely  and  unconditionally  liable  for  the  full  amount  of  all  Guaranteed  Obligations notwithstanding  any  of  the  following,  and  Guarantor  waives  any  defense  or  counterclaims  to which  Guarantor  may  be  entitled,  based  upon  any  of  the  following,  in  any  proceeding  (without prejudice  to  assert  the  same  in  a  separate  cause  of  action  at  a  later  time):

(i)          Any  or  all  of  the  Guaranteed  Obligations  being  or  hereafter becoming  invalid  or  otherwise  unenforceable  for  any  reason  whatsoever  or  being  or hereafter  becoming  released  or  discharged,  in   whole  or  in  part,  whether  pursuant  to  a proceeding  under  any  bankruptcy  or  insolvency  laws  or  otherwise;  or

(ii)          Lender  failing  or  delaying  to  properly  perfect  or  continue  the perfection  of  any  security  interest  or  lien  on  any  property  which  secures  any  of  the Guaranteed  Obligations,  or  to  protect  the  property  covered  by  such  security  interest  or enforce  its  rights  respecting  such  property  or  security  interest;  or

(iii)          Lender  failing  to  give  notice  of  any  disposition  of  any  property serving  as  collateral  for  any  Guaranteed  Obligations  or  failing  to  dispose  of  such collateral  in  a  commercially  reasonable  manner;  or

(iv)          Any  other  circumstance  that  might  otherwise  constitute  a  defense other  than  payment  in  full  of  the  Guaranteed  Obligations.

d.          So  long  as  any  portion  of  the  Guaranteed  Obligations  or  Indebtedness evidenced  by  the  Loan  Documents  remains  unpaid  or  any  portion  of  the  Guaranteed  Obligations or  such  Indebtedness  (or  any  security  therefor)  that  has  been  paid  to  Lender  remains  subject  to invalidation,  reversal  or  avoidance  as  a  preference,  fraudulent  transfer  or  for  any  other  reason whatsoever  (whether  under  bankruptcy  or  non-bankruptcy  law)  to  being  set  aside  or  required  to be  repaid  to  Borrower  as  a  debtor  in  possession  or  to  any  trustee  in  bankruptcy,  Guarantor irrevocably  waives:

(i)          any  rights which it may acquire against Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual,  or  under  any  applicable  state, provincial or federal statute, under common law, or otherwise);  and

(ii)          all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration  or indemnity (or any similar  right) from or against Borrower that may have arisen in connection with  this Guaranty; and

(iii)          any right to participate in any way in the Loan Documents or in the right,  title and  interest  in  any  collateral  securing  the payment  of Borrower's  obligations  to Lender;  and

(iv)          all  rights,  remedies  and  claims  relating  to  any  of  the  foregoing.

If  any  amount is paid  to Guarantor on  account of subrogation  rights  or  otherwise, such  amount shall be held  in  trust for its benefit  nd  shall forthwith  be paid to Lender to be applied  to  the  Guaranteed  Obligations,  whether  matured  or  unmatured,  in  such  order  as  Lender shall  determine.

4.          Guaranty  of  Payment.   Guarantor  agrees  that  Guarantor's  liability  hereunder  is primary,  absolute  and  unconditional  without  regard  to  the  liability  of  any  other  party.   This Guaranty  shall  be  construed  as  an  absolute,  irrevocable  and   unconditional  guaranty  of  payment and  performance  of  the  Guaranteed  Obligations  (and  not  a  guaranty  of  collection),  without regard  to  the  validity,  regularity  or  enforceability  of  any  of  the  Guaranteed  Obligations.

5.          Guaranty  Effective  Regardless  of  Collateral.   This  Guaranty  is  made  and  shall continue  as  to  any  and  all  Guaranteed  Obligations  without  regard  to  any  liens  or  security interests  in  any  collateral,  the  validity,  effectiveness  or  enforceability  of  such  liens  or  security interests,  or  the  existence  or  validity  of  any  other  guaranties  or  rights  of  Lender  against  any  other obligors.   Any  and  all  such  collateral,  security,  guaranties  and  rights  against  other  obligors,  if any,  may  from  time  to  time  without  notice  to  or  consent  of  Guarantor,  be  granted,  sold,  released, surrendered,  exchanged,  settled,  compromised,  waived,  subordinated  or  modified,  with  or without  consideration,  on  such  terms  or  conditions  as  may  be  acceptable  to  Lender,  without   in any  manner  affecting  or  impairing  the   liabilities  of  Guarantor.  Without  limiting  the  generality  of the  foregoing,  it  is  acknowledged  that  Guarantor's  liability  hereunder  shall  survive  any foreclosure  proceeding,  any  foreclosure  sale,  any  delivery  of  a  deed  in  lieu  of  foreclosure,  and any  release  of  record  of  the  Mortgage;  provided,  however,  that  Guarantor's  liability  hereunder shall  not  apply  to  the  extent  that  Guarantor  can  prove  that  such  liability  arose  solely  from circumstances  that:  (a)  first  came  into  existence  subsequent  to  the  date  that  Lender,  its  nominee or  any  party  claiming  title  to  the  Mortgaged  Property  through  Lender,  acquired  title  to  the Mortgaged  Property,  whether  by  foreclosure,  exercise  of  power  of  sale,  consent  to  sale  or otherwise  and  (b)  were  not  the  result  of  any  act  or  negligence  of  Borrower,  Guarantor  or  any  of their  respective  Affiliates,  agents  or  contractors.

6.          Additional  Credit.    Credit  or  financial  accommodation  may  be  granted  or continued  from  time  to  time  by  Lender  to  Borrower  regardless  of  Borrower's  financial  or  other condition  at  the  time  of  any  such  grant  or  continuation,  without  notice  to  or  the  consent  of Guarantor  and  without  affecting  Guarantor's  obligations  hereunder.    Lender  shall  have  no obligation  to  disclose  or  discuss  with  Guarantor  its  assessment  of  the  financial  condition  of Borrower.

7.          Rescission  of  Payments.    If  at  any  time  payment  of  any  of  the  Guaranteed Obligations  or  any  part  thereof  is  rescinded  or  must  otherwise  be  restored  or  returned  by  Lender upon  the  insolvency,  bankruptcy  or  reorganization  of  Borrower  or  under  any  other  circumstances whatsoever,  this  Guaranty  shall,  upon  such  rescission,  restoration  or  return,  continue  to  be effective  or  shall  (if  previously  terminated)  be  reinstated,  as  the  case  may  be,  as  if  such  payment had  not  been  made.

8.          Independent  Obligations.   The  obligations  of  Guarantor  are  independent  of  the obligations  of  Borrower,  and  a  separate  action  or  actions  for  payment,  damages  or  performance may  be  brought  and  prosecuted  against  Guarantor,  whether  or  not  an  action  is  brought  against Borrower  or  the  security  for  Borrower's  obligations,  and  whether  or  not  Borrower  is  joined  in any  such  action  or  actions.   Guarantor  expressly  waives  any  requirement  that  Lender  institute suit  against  Borrower  or  any  other  persons,  or  exercise  or  exhaust  its  remedies  or  rights  against Borrower  or  against  any  other  person,  other  guarantor,  or  other  collateral  securing  all  or  any  part of  the  Guaranteed  Obligations,  prior  to  enforcing  any  rights  Lender  has  under  this  Guaranty  or otherwise.  Lender  may  pursue  all  or  any  such  remedies  at  one  or  more  different  times  without  in any  way  impairing  its  rights  or  remedies  hereunder.  Guarantor  hereby  further  waives  the  benefit of  any  statute  of  limitations  affecting  its  liability  hereunder  or  the  enforcement  hereof.  If  there shall  be  more  than  one  guarantor  with  respect  to  any  of  the  Guaranteed  Obligations,  then  the obligations  of  each  such  guarantor  shall  be  joint  and  several.

9.          Subordination  of  Indebtedness  of  Borrower  to  Guarantor.   Any  Indebtedness  of Borrower  to  Guarantor  now  or  hereafter  existing  is  hereby  subordinated  to  the  prior  payment  in full  of  the  Guaranteed  Obligations.   Guarantor  agrees  that  following  the  occurrence  and  during the  continuance  of  an  Event  of  Default,  until  the  Guaranteed  Obligations  and  Indebtedness evidenced  by  the  Loan  Documents  have  been  paid  in  full,  Guarantor  will  not  seek,  accept  or retain  for  Guarantor's  own  account,  any  payment  (whether  for  principal,  interest,  or  otherwise) from  Borrower  for  or  on  account  of  such  subordinated  debt.   Following  the  occurrence  and during  the  continuance  of   an  Event  of  Default,  any  payments  to  Guarantor  on  account  of  such subordinated  debt  shall  be  collected  and  received  by  Guarantor  in  trust  for  Lender  and  shall  be paid  over  to  Lender  on  account  of  the  Guaranteed  Obligations,  as  Lender  determines  in  its discretion,  without  impairing  or  releasing  the  obligations  of  Guarantor  hereunder.   Guarantor hereby  unconditionally  and  irrevocably  agrees  that  (a)  Guarantor  will  not  at  any  time  while  the Guaranteed  Obligations  remain  unpaid,  assert  against  Borrower  (or  Borrower's  estate  in  the event  that  Borrower  becomes  the  subject  of  any  case  or  proceeding  under  any  federal,  state  or provincial  bankruptcy  or  insolvency  laws)  any  right  or  claim  to  indemnification,  reimbursement, contribution  or  payment  for  or  with  respect  to  any  and  all  amounts  Guarantor  may  pay  or  be obligated  to  pay  Lender,  including  the  Guaranteed  Obligations,  and  any  and  all  obligations which  Guarantor  may  perform,  satisfy  or  discharge,  under  or  with  respect  to  the  Guaranty,  and (b)  Guarantor  subordinates  to  the  Indebtedness  evidenced  by  the  Loan  Documents  all  such  rights and  claims  to  indemnification,  reimbursement,  contribution  or  payment  that  Guarantor  may  have now  or  at  any  time  against  Borrower  (or  Borrower's  estate  in  the  event  that  Borrower  becomes the  subject  of  any  case  or  proceeding  under  any  federal,  state  or  provincial  bankruptcy  or insolvency  laws).

10.          Claims  in  Bankruptcy.   Guarantor  shall  file  all  claims  against  Borrower  in  any bankruptcy  or  other  proceeding  in  which  the  filing  of  claims  is  required  by  law  upon  any Indebtedness  of  Borrower  to  Guarantor  and  will  assign  to  Lender  all  rights  of  Guarantor thereunder. Guarantor   hereby   irrevocably   appoints   Lender   its   attorney-in-fact,   which appointment  is  coupled  with  an  interest,  to  file  any  such  claim  that  Guarantor  may  fail  to  file,  in the  name  of  Guarantor  or,  in  Lender's  discretion,  to  assign  the  claim  and  to  cause  proof  of  claim to  be  filed  in  the  name  of  Lender's  nominee.   In  all  such  cases,  whether  in  administration, bankruptcy  or  otherwise,  the  person  or  persons  authorized  to  pay  such  claim  shall  pay  to  Lender the  full  amount  thereof  and,  to  the  full  extent  necessary  for  that  purpose,  Guarantor  hereby assigns  to  Lender  all  of  Guarantor's  rights  to  any  such  payments  or  distributions  to  which Guarantor  would  otherwise  be  entitled.

11.          Guarantor's  Representations  and  Warranties.  Guarantor  represents,  warrants  and covenants  to  and  with  Lender  that:

a.          There  is  no  action  or  proceeding  pending  or,  to  the  knowledge  of Guarantor,  threatened  against  Guarantor  before  any  court  or  administrative  agency  which  might result  in  any  material  adverse  change  in  the  business  or  financial  condition  of  Guarantor  or  in  the property  of  Guarantor;

b.          Guarantor  has  filed  all  federal  and  provincial  income  tax  returns  which Guarantor  has  been  required  to  file  (or  valid  extensions  of  the  same),  and  has  paid  all  taxes  as shown  on  said  returns  and  on  all  assessments  received  by  Guarantor  to  the  extent  that  such  taxes have  become  due;

c.         Neither  the  execution  nor  delivery  of  this  Guaranty  nor  fulfillment  of  nor compliance  with  the  terms  and  provisions  hereof  will  conflict  with,  or  result  in  a  breach  of  the terms,  conditions  or  provisions  of,  or  constitute  a  default  under,  or  result  in  the  creation  of  any lien,  charge  or  encumbrance  upon  any  property  or  assets  of  Guarantor  under  any  agreement  or instrument  to  which  Guarantor  is  now  a  party  or  by  which  Guarantor  may  be  bound;

d.          This  Guaranty  is  a  valid  and  legally  binding  agreement  of  Guarantor  and  is enforceable  against  Guarantor  in  accordance  with  its  terms;

e.          Guarantor  has  examined  the  Loan  Documents;  and

f.          Guarantor  has  the  full  power,  authority,  and  legal  right  to  execute  and deliver  this  Guaranty.  Guarantor  is  duly  organized,  validly  existing  and  in  good  standing  under the  laws  of  the  province  of  its  formation,  and  the  execution,  delivery  and  performance  of  this Guaranty  by  Guarantor  has  been  duly  and  validly  authorized  and  the  person(s)  signing  this Guaranty  on  Guarantor's  behalf  has  been  validly  authorized  and  directed  to  sign  this  Guaranty.

12.          Notice  of  Litigation.  Guarantor  shall  promptly  give  Lender  notice  of  all  litigation or  proceedings  before  any  court  or  Governmental  Authority  affecting  Guarantor  or  its  property, except  litigation  or  proceedings  which,  if  adversely  determined,  would  not  have  a  material adverse  effect  on  the  financial  condition  or  operations  of  Guarantor  or  its  ability  to  perform  any of  its  obligations  hereunder.

13.          Access  to  Records.  Guarantor  shall  give  Lender  and  its  representatives  access  to, and  permit  Lender  and  such  representatives  to  examine,  copy  or  make  extracts  from,  any  and   all books,  records  and  documents  in  the  possession  of  Guarantor  relating  to  the  performance  of Guarantor's  obligations  hereunder  and  under  any  of  the  Loan  Documents,  all  at  such  times  and as  often  as  Lender  may  reasonably  request.   If  Guarantor  is  not  an  individual,  Guarantor  shall continuously  maintain  its  existence  and  shall  not  dissolve  or  permit  its  dissolution.

14.          Assignment  by  Lender.  In  connection  with  any  sale,  assignment  or  transfer  of  the Loan,  Lender  may  sell,  assign  or  transfer  this  Guaranty  and  all  or  any  of  its  rights,  privileges, interests  and  remedies  hereunder  to  any  other   person  or  entity  whatsoever  without  notice  to  or consent  by  Guarantor,  and  in  such  event  the  assignee  shall  be  entitled  to  the  benefits  of  this Guaranty  and  to  exercise  all  rights,  interests  and  remedies  as  fully  as  Lender.

15.          Termination.    Except  as  otherwise  provided  for  in  the  Loan  Documents,  this Guaranty  shall  terminate  only  when  all  of  the  Guaranteed  Obligations  have  been  indefeasibly paid  in  full,  including  all  interest  thereon,  late  charges  and  other  charges  and  fees  included  within the  Guaranteed  Obligations.  When  the  conditions  described  above  have  been  fully  met,  Lender will,  upon  request,  furnish  to  Guarantor  a  written  cancellation  of  this  Guaranty.

16.          Notices.  All  notices,  requests  and  communications  hereunder  shall  be  in  writing (including  by  electronic  mail).   Unless  otherwise  expressly  provided  herein,  any  such  notice, request,  demand  or  other   communication  shall  be  deemed  to  have  been  duly  given  or  made  when delivered  personally,  or,  in  the  case  of  delivery  by  mail,  when  deposited  in  the  mail,  certified mail  with  return  receipt  requested,  postage  prepaid  or,  in  the  case  of  electronic  mail,  when  sent and  no  undeliverable  notification  is  received,  addressed  as  follows:

Lender:

Brookfield BRP Holdings (Canada) Inc. 181 Bay Street, Suite 300
Toronto, Ontario M5J 2T3 Attention: Sean Robertson
E-mail: sean.robertson@brookfield.com

With copies of legal notices to:

Brookfield BRP Holdings (Canada) Inc. 181 Bay Street, Suite 300
Toronto, Ontario M5J 2T3 Attention: General Counsel
E-mail: jennifer.mazin@brookfield.com

With a copy to:

K&L Gates LLP
925 Fourth Avenue, Suite 2900 Seattle, Washington 98104 Attention: Rhys Hefta
E-mail: rhys.hefta@klgates.com

Guarantor:

Powin Canada B.C. Ltd.
c/o Powin Energy Corporation 20550 SW 115th Avenue Tualatin, Oregon 97062 Attention: Michael Wietecki E-mail: mikew@powin.com

Any  party  may,  by  proper  written  notice  hereunder  to  the  others,  change  the  individuals or  addresses  to  which  such  notices  to  it  shall  thereafter  be  sent.

17.          Waiver  of  Jury  Trial.   TO  THE  FULLEST  EXTENT  NOW  OR  HEREAFTER PERMITTED  BY  APPLICABLE  LAW,  EACH  OF  GUARANTOR  AND  LENDER  HEREBY AGREE  NOT  TO  ELECT  A  TRIAL  BY  JURY  OF  ANY  ISSUE  TRIABLE  OF  RIGHT  BY JURY,  AND  WAIVES  ANY  RIGHT  TO  TRIAL  BY  JURY  FULLY  TO  THE  EXTENT  THAT ANY  SUCH  RIGHT  SHALL  NOW  OR  HEREAFTER  EXIST  WITH  REGARD  TO  THIS GUARANTY,  THE  NOTE,  THE  MORTGAGE,  THE  SECURITY  AGREEMENT  OR  THE OTHER  LOAN  DOCUMENTS,  OR  ANY  CLAIM,  COUNTERCLAIM  OR  OTHER  ACTION ARISING  IN  CONNECTION  THEREWITH.    THIS  WAIVER  OF  RIGHT  TO  TRIAL  BY JURY  IS  GIVEN  KNOWINGLY  AND  VOLUNTARILY  BY  GUARANTOR  AND  LENDER, AND  IS  INTENDED  TO  ENCOMPASS  INDIVIDUALLY  EACH  INSTANCE  AND  EACH ISSUE  AS  TO  WHICH  RIGHT  TO  TRIAL  BY  JURY  WOULD  OTHERWISE  ACCRUE. EACH  OF  GUARANTOR  AND  LENDER  IS  HEREBY  AUTHORIZED  TO  FILE  A  COPY  OF THIS  SECTION  IN  ANY  PROCEEDING  AS  CONCLUSIVE  EVIDENCE  OF  THIS  WAIVER.

18.          Miscellaneous.   This  Guaranty  shall  be  a  continuing  guaranty.   This  Guaranty shall  bind  the  heirs  (but  only  to  the  extent  of  their  interest  on  the  estate  of  Guarantor),  successors and  assigns  of  Guarantor  (except  that  Guarantor  may  not  assign  his,  her,  or  its  liabilities  under this  Guaranty  without  the  prior  written  consent  of  Lender,  which  consent  Lender  may  in  its discretion  withhold),  and  shall  inure  to  the  benefit  of  Lender,  its  successors,  transferees  and assigns.   Each  provision  of  this   Guaranty  shall  be  interpreted  in  such  manner  as  to  be  effective and  valid  under  applicable  law.  Neither  this  Guaranty  nor  any  of  the  terms  hereof,  including  the provisions  of  this  Section,  may  be  terminated,  amended,  supplemented,  waived  or  modified orally,  but  only  by  an  instrument  in  writing  executed  by  the  party  against  which  enforcement  of the  termination,  amendment,  supplement,  waiver  or  modification  is  sought,  and  the  parties hereby: (a)  expressly  agree  that  it  shall  not  be  reasonable  for  any  of  them  to  rely  on  any  alleged, non-written  amendment  to  this  Guaranty;  (b)  irrevocably  waive  any  and  all  right  to  enforce  any alleged,  non-written  amendment  to  this  Guaranty;  and  (c)  expressly  agree  that  it  shall  be  beyond the  scope  of  authority  (apparent  or  otherwise)  for  any  of  their  respective  agents  to  agree  to  any non-written  modification   of  this   Guaranty.   This   Guaranty  may  be   executed  in   several counterparts,  each  of  which  counterpart  shall  be  deemed  an  original  instrument  and  all  of  which together  shall  constitute  a  single  Guaranty.    The  failure  of  any  party  hereto  to  execute  this Guaranty,  or  any  counterpart  hereof,  shall  not  relieve  the  other  signatories  from  their  obligations hereunder.  As  used  in  this  Guaranty,  (i)  the  terms  "include,"  "including"  and  similar  terms  shall be  construed  as  if  followed  by  the  phrase  "without  being  limited  to,"  (ii)  any  pronoun  used herein  shall  be  deemed  to  cover  all  genders,  and  words  importing  the   singular  number  shall  mean and  include  the  plural  number,  and  vice  versa,  (iii)  all  captions  to  the  Sections  hereof  are  used  for convenience  and  reference  only  and  in  no  way  define,  limit  or  describe  the  scope  or  intent  of,  or in  any  way  affect,  this  Guaranty,  (iv)  no  inference  in  favor  of,  or  against,  Lender  or  Guarantor shall  be  drawn  from  the  fact  that  such  party  has  drafted  any  portion  hereof  or  any  other  Loan Document, (v)  the  term  "Borrower"  shall  mean  individually  and  collectively,  jointly  and severally,  each  Borrower  (if  more  than  one)  and  shall  include  the  successors  (including  any subsequent  owner  or  owners  of  the  Mortgaged  Property  or  any  part  thereof  or  any  interest  therein and  Borrower  in  its  capacity  as  debtor-in-possession  after  the  commencement  of  any  bankruptcy proceeding),  assigns,  heirs,  personal  representatives,  executors  and  administrators  of  Borrower, (vi)  the  term  "or"  has,  except  where  otherwise  indicated,  the  inclusive  meaning  represented  by the  phrase  "and/or,"  (vii)  the  words  "hereof,"  "herein,"  "hereby,"  "hereunder,"  and  similar  terms in  this  Guaranty  refer  to  this  Guaranty  as  a  whole  and  not  to  any  particular  provision  or  section of  this  Guaranty,  and  (viii)  an  Event  of  Default  shall  "continue"  or  be  "continuing"  until  such Event  of  Default  has  been  waived  in  writing  by  Lender  or  Lender  has  agreed,  in  its  sole  and absolute  discretion,  to  accept  a  cure  of  such  Event  of  Default.   Wherever  Lender's  judgment, consent,  approval  or  discretion  is  required  under  this  Guaranty  or  Lender  shall  have  an  option, election,  or  right  of  determination  or  any  other  power  to  decide  any  matter  relating  to  the  terms of  this  Guaranty,  including  any  right  to  determine  that  something  is  satisfactory  or  not,  such determination  shall  be  made  in  the  sole  and  absolute  discretion  of  Lender  except  as  may  be otherwise  expressly  and  specifically  provided  herein.   If  any  provision  of  this  Guaranty  is  held invalid  or  unenforceable  by  final  and  unappealable  judgment  of  the  court  having  jurisdiction over  the  matter  and  persons,  such  provisions  shall  be  ineffective  only  to  the  extent  of  such prohibition  or  invalidity,  without  invalidating  the  remainder  of  such  provision,  its  application  in other  circumstances,  or  the  remaining  provisions  of  this  Guaranty.  Any  capitalized  terms  used  in this  Guaranty  and  not  otherwise  defined  herein  shall  have  the  meaning  set  forth  in  the  Loan Agreement.

19.          Applicable  Law;  Jurisdiction  and  Venue.

a.          LENDER  HAS  OFFICES  IN  THE  STATE  OF  NEW  YORK  AND  THE PROCEEDS  OF  THE  LOAN  DELIVERED  PURSUANT  HERETO  WERE  DISBURSED FROM  THE  STATE  OF  NEW  YORK,  WHICH  STATE  THE  PARTIES  AGREE  HAS  A SUBSTANTIAL   RELATIONSHIP   TO   THE   PARTIES   AND   TO   THE  UNDERLYING TRANSACTION   EMBODIED   HEREBY,   AND   IN   ALL   RESPECTS,   INCLUDING, WITHOUT   LIMITING   THE   GENERALITY   OF   THE   FOREGOING,   MATTERS   OF CONSTRUCTION,  VALIDITY  AND  PERFORMANCE,  THIS  GUARANTY  AND  THE OBLIGATIONS  ARISING  HEREUNDER  AND  THEREUNDER  SHALL  BE  GOVERNED BY,  AND  CONSTRUED  IN  ACCORDANCE  WITH,  THE  LAWS  OF  THE  STATE  OF  NEW YORK  APPLICABLE  TO  CONTRACTS  MADE  AND  PERFORMED  IN  SUCH  STATE (WITHOUT   REGARD   TO   PRINCIPLES   OF   CONFLICTS   OF   LAWS)   AND   ANY APPLICABLE  LAW  OF  THE  UNITED  STATES  OF  AMERICA.    TO  THE  FULLEST EXTENT  PERMITTED  BY  LAW,  GUARANTOR  HEREBY  UNCONDITIONALLY  AND IRREVOCABLY  WAIVES  ANY  CLAIM  TO  ASSERT  THAT  THE  LAW  OF  ANY  OTHER JURISDICTION  GOVERNS  THIS  GUARANTY,  WHICH  SHALL  BE  GOVERNED  BY  AND CONSTRUED  IN  ACCORDANCE  WITH  THE  LAWS  OF  THE  STATE  OF  NEW  YORK PURSUANT  TO  SECTION  5-1401  OF  THE  NEW  YORK  GENERAL  OBLIGATIONS  LAW.

b.          ANY  LEGAL  SUIT,  ACTION  OR  PROCEEDING  AGAINST  LENDER OR  GUARANTOR  ARISING  OUT  OF  OR  RELATING  TO  THIS  GUARANTY  ("ACTION") MAY   AT   LENDER'S   OPTION   BE   INSTITUTED   IN (AND   IF   ANY   ACTION   IS ORIGINALLY  BROUGHT   IN  ANOTHER  VENUE,   THE  ACTION   SHALL  AT   THE ELECTION  OF  LENDER  BE  TRANSFERRED  TO)  ANY  FEDERAL  OR  STATE  COURT  IN THE  CITY  OF  NEW  YORK,  COUNTY  OF  NEW  YORK,  PURSUANT  TO  SECTION  5-1402 OF  THE  NEW  YORK  GENERAL  OBLIGATIONS  LAW  AND  GUARANTOR  WAIVES  ANY OBJECTIONS  WHICH  IT  MAY  NOW  OR  HEREAFTER  HAVE  BASED  ON  VENUE  OR FORUM  NON  CONVENIENS  OF  ANY  SUCH  ACTION,  AND   GUARANTOR  HEREBY IRREVOCABLY  SUBMITS  TO  THE  JURISDICTION  OF  ANY  SUCH  COURT  IN  ANY ACTION.  GUARANTOR  DOES  HEREBY  DESIGNATE  AND  APPOINT:

National  Registered  Agents,  Inc.
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AS  ITS  AUTHORIZED  AGENT  TO  ACCEPT  AND  ACKNOWLEDGE  ON  ITS  BEHALF SERVICE  OF  ANY  AND  ALL  PROCESS  WHICH  MAY  BE  SERVED  IN  ANY  SUCH ACTION  IN  ANY  FEDERAL  OR  STATE  COURT  IN  NEW  YORK,  NEW  YORK,  AND AGREES  THAT  SERVICE  OF  PROCESS  UPON  SAID  AGENT  AT  SAID  ADDRESS  AND WRITTEN  NOTICE  OF  SAID  SERVICE  MAILED  OR  DELIVERED  TO  GUARANTOR  IN THE   MANNER   PROVIDED   HEREIN   SHALL   BE   DEEMED   IN   EVERY   RESPECT EFFECTIVE  SERVICE  OF  PROCESS  UPON  GUARANTOR  IN  ANY  SUCH  ACTION  IN THE  STATE  OF  NEW  YORK.    GUARANTOR  (I)  SHALL  GIVE  PROMPT  NOTICE  TO LENDER  OF  ANY  CHANGED  ADDRESS  OF  ITS  AUTHORIZED  AGENT  HEREUNDER, (II)  MAY  AT  ANY  TIME  AND  FROM  TIME  TO  TIME  DESIGNATE  A  SUBSTITUTE AUTHORIZED  AGENT  WITH  AN  OFFICE  IN  NEW  YORK,  NEW  YORK  (WHICH SUBSTITUTE  AGENT  AND  OFFICE  SHALL  BE  DESIGNATED  AS  THE  PERSON  AND ADDRESS  FOR  SERVICE  OF  PROCESS),  AND  (III)  SHALL  PROMPTLY  DESIGNATE SUCH  A  SUBSTITUTE  IF  ITS  AUTHORIZED  AGENT  CEASES  TO  HAVE  AN  OFFICE  IN NEW  YORK,  NEW  YORK  OR  IS  DISSOLVED  WITHOUT  LEAVING  A  SUCCESSOR.

20.          OFAC.   Guarantor  hereby  represents,  warrants  and  covenants  that  Guarantor  is not  (nor  will  be)  a  person  with  whom  Lender  is  restricted  from  doing  business  under  regulations of  the  Office  of  Foreign  Asset  Control  ("OFAC")  of  the  Department  of  the  Treasury  of  the United  States  of  America  (including,  those  Persons  named  on  OFAC's  Specially  Designated  and Blocked  Persons  list)  or  under  any  statute,  executive  order  (including,  the  September  24,  2001 Executive  Order  Blocking  Property  and  Prohibiting  Transactions  With  Persons  Who  Commit, Threaten  to  Commit,  or  Support  Terrorism),  or  other  governmental  action  and  is  not  and  shall not  engage  in  any  dealings  or  transactions  or  otherwise  be  associated  with  such  persons.   In addition,  Guarantor  hereby  covenants  to  provide  Lender  with  any  additional  information  that Lender  deems  necessary  from  time  to  time  in  order  to  ensure  compliance  with  all  applicable  laws concerning  money  laundering  and  similar  activities.

21.          Limited  Recourse.  Lender's  recourse  under  this  Guaranty  shall  be  limited  to  and satisfied  from  the  Collateral  pledged  to  Lender  pursuant  to  the  Security  Agreement  and  any  other collateral  pledged  by  Guarantor  to  Lender  as  security  for  its  obligations  under  this  Guaranty, including  all  proceeds  thereof;  provided,  however  nothing  herein  shall,  under  any  circumstances, (a)  impair  the  right  of  Lender  to  name  Guarantor  in  any  proceeding,  action  or  suit  for foreclosure,  sale  or  other  Collateral  realization  under  the  Security  Agreement  or  any  other  Loan Document,  or  (b)  impair  the  specific  enforcement  of  Guarantor's  obligations  under  any  of  the Loan  Documents.  Furthermore,  notwithstanding  the  foregoing,  Lender  shall  have  recourse  against Guarantor  with  respect  to,  and  Guarantor  shall  be  fully  and  personally  liable  for,  payment  of  all expenses,  including  attorneys'  fees,  incurred  by  Lender  in  connection  with  the  enforcement  of  any  of Lender's  rights  under  this  Guaranty  and  the  other  Loan  Documents.

22.          Exculpation.   Notwithstanding  anything  to  the  contrary  herein  or  in  any  of  the other  Loan  Documents,  in  no  event  shall  any  of  Guarantor's  partners,  direct  or  indirect  members, shareholders  or  owners,  or  any  officer,  director,  employee  or  agent  of  the  foregoing  (collectively, "Exculpated  Parties"),  have  any  personal  liability  whatsoever  relating  to  the  Loan  Documents (other  than  those  Loan  Documents  to  which  any  such  Exculpated  Party  is  a  party)  or  the  loan evidenced  thereby;  provided,  however,  that  the  foregoing  shall  not  prohibit  Lender  from pursuing  claims  as  permitted  under  applicable  law  with  respect  to  fraud  or  to  distributions  or payments  actually  received  by  any  Exculpated  Party  in  violation  of  the  terms  of  any  of  the  Loan Documents  or  following  the  occurrence  and  during  the  continuance  of  an  Event  of  Default  under the  Loan  Documents.

Signatures  Appear  on  Following  Page

IN  WITNESS  WHEREOF,  Guarantor  has  executed  or  caused  this  Guaranty  to  be executed  as  of  the  day  and  year  first  above  written.

GUARANTOR: POWIN CANADA B.C. LTD., a corporation incorporated under the laws of the province of British Colum is

By:	/s/ Geoff Brown
Name:	Geoff Brown
Title:	Direct

(Signature  Page  to  Guaranty  Agreement)